                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   February 28, 2006
                                                   -----------------------------

                     Banc of America Funding 2006-B Trust
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                     (Exact Name of Issuing Entity as Specified in Charter)

                     Banc of America Funding Corporation
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                     (Exact Name of Depositor as Specified in Charter)

                     Bank of America, National Association
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                     (Exact Name of Sponsor as Specified in Charter)

          New York                     333-121559-18            56-139-0085
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(State or Other Jurisdiction of   (Commission File Number  (I.R.S. Employer
Incorporation of Issuing Entity)  of Issuing Entity)       Identification No. of
                                                           Depositor)

214 North Tryon Street, Charlotte, North Carolina          28255
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(Address of Principal Executive Offices)                   (Zip Code)

Depositor's telephone number, including area code  (704) 386-2400
                                                  ------------------------------

                                       N/A
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          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events
                  ------------

         Attached as Exhibit 4.1 is the pooling and servicing agreement, dated
February 28, 2006 (the "Pooling and Servicing Agreement"), among Banc of America
Funding Corporation (the "Company"), as depositor, Bank of America, National
Association, as servicer, and U.S. Bank National Association, as trustee. The
Pooling and Servicing Agreement governs the Banc of America Funding Corporation,
Mortgage Pass-Through Certificates, Series 2006-B (the "Certificates"), issued on February 28, 2006, including the (i) Class 1-A-1, Class 1-A-2, Class 1-A-R,
Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2,
Class 5-A-1, Class 6-A-1, Class 6-A-2, Class 7-A-1, Class 7-A-2, Class B-1,
Class B-2 and Class B-3 Certificates (the "Public Certificates"), having an aggregate initial class balance of $478,411,100 and (ii) the Class B-4, Class
B-5 and Class B-6 Certificates (the "Private Certificates"), having an aggregate initial class balance of $3,858,195.

         The Public Certificates were sold to Banc of America Securities LLC
("BAS") pursuant to an underwriting agreement, dated February 24, 2006 (the
"Underwriting Agreement"), between the Company and BAS. A copy of the
Underwriting Agreement is attached as Exhibit 1.1.

         On February 28, 2006, the Private Certificates consisting of $1,205,000 class certificate balance of Class B-4 Certificates, $1,447,000 class certificate balance of Class B-5 Certificates and $1,206,195 class certificate balance of Class B-6 Certificates were sold to Banc of America Securities LLC in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of these certificates were applied to the purchase of the mortgage loans from the sponsor.

         The mortgage loans underlying the Certificates were originated by Bank of America, National Association ("BANA"). The mortgage loans underlying the
Certificates were purchased by the Company from BANA pursuant to a mortgage loan purchase agreement, dated February 28, 2006 (the "Mortgage Loan Purchase
Agreement"), between the Company and BANA. A copy of the Mortgage Loan Purchase
Agreement is attached as Exhibit 4.2.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

         (c) Exhibits (executed copies): The following execution copies of
Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

         1.1  Underwriting Agreement, dated February 24, 2006, between Banc of
              America Funding Corporation and Banc of America Securities LLC
              (including exhibits).

         4.1  Pooling and Servicing Agreement, dated February 28, 2006, by and among Banc of America Funding Corporation, Bank of America,
              National Association and Wells Fargo Bank, N.A. (including exhibits).

         4.2  Mortgage Loan Purchase Agreement, dated February 28, 2006, between
              Banc of America Funding Corporation and Bank of America, National
              Association (including exhibits).

                            Signature page to follow

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BANC OF AMERICA FUNDING CORPORATION

                                            By:      /s/ Scott Evans
                                                -------------------------------

                                            Name: Scott Evans

                                            Title:   Senior Vice President

Date:  February 28, 2006

                       BANC OF AMERICA FUNDING CORPORATION

                          EXHIBIT INDEX

Exhibit No.      Exhibit Description                                         Paper (P) or
-----------      -------------------                                         Electronic (E)
                                                                             --------------

1.1              Underwriting Agreement, dated February 24, 2006, between             E
                 Banc of America Funding Corporation and Banc of America
                 Securities LLC (including exhibits).

4.1              Pooling and Servicing Agreement, dated February 28, 2006,            E
                 by and among Banc of America Funding Corporation, Bank of
                 America, National Association and Wells Fargo Bank, N.A.
                 (including exhibits).

4.2              Mortgage Loan Purchase Agreement, dated February 28,                 E
                 2006, between Banc of America Funding Corporation and
                 Bank of America, National Association (including
                 exhibits).